                                                                  Exhibit 4.10

                                  EXTENSION OF
                         SCHEDULED LIQUIDITY COMMITMENT
                                TERMINATION DATE

          THIS AGREEMENT, dated as of May 29, 1996 is entered into among National Fleet Funding Corporation ("NFC"), the undersigned financial institutions (the "Liquidity Lenders"), and Citibank, N.A., as Liquidity Agent.

                                   WITNESSETH:

          WHEREAS, the undersigned are parties to that certain Liquidity Agreement dated as of June 7, 1995 (the "Liquidity Agreement") among NFC, the Liquidity Lenders and Citibank, N.A., as Liquidity Agent;

          WHEREAS, the undersigned desire to extend the Scheduled Liquidity Termination Date from June 7, 1996 to May 28, 1997;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          Section 1. Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Definitions List dated as of June 7, 1995 and annexed to the Liquidity Agreement as Annex A, as such Definitions List may be amended or modified from time to time in accordance with the provisions of the Liquidity Agreement.

          Section 2. Extension. Pursuant to Section 3.5 of the Liquidity Commitment, the Scheduled Liquidity Commitment Termination Date is hereby extended until May 28, 1997.

          IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized.


                                        NATIONAL FLEET FUNDING CORPORATION

                                        By: /s/    Mike Becker
                                           ------------------------------------
                                            Name:  Mike Becker
                                            Title:

                                        CITIBANK, N.A.
                                          as Liquidity Agent

                                        By: /s/    Annette M. Marsula
                                           ------------------------------------
                                            Name:  Annette M. Marsula
                                            Title: Senior Trust Officer

LIQUIDITY COMMITMENT                    LIQUIDITY LENDER

$28,521,739                             ABN AMRO BANK N.V.

                                        By: /s/    CHRISTINE E. HOLMES
                                           ------------------------------------
                                            Name:  CHRISTINE E. HOLMES
                                            Title: VICE PRESIDENT

                                        By: /s/    ANGELA REITZ
                                           ------------------------------------
                                            Name:  ANGELA REITZ
                                            Title: Assistant Vice President

$7,130,435                              BANK AUSTRIA AKTIENGESELLSCHAFT

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

$23,768,116                             BANK OF BRUSSELS LAMBERT
                                          - NEW YORK BRANCH

                                        By: /s/    Dominick H.J. Vangaever
                                           ------------------------------------
                                            Name:  Dominick H.J. Vangaever
                                            Title: Vice President
                                                   Credit Department

                                        By: /s/    John Kippax
                                           ------------------------------------
                                            Name:  John Kippax
                                            Title: Vice President

$7,130,435                              BANK OF IRELAND

                                        By: /s/   Niamh O'Flynn
                                           ------------------------------------
                                            Name: Niamh O'Flynn
                                            Title: Manager

                                        By: /s/    KIERAN ROCKETT
                                           ------------------------------------
                                            Name:  KIERAN ROCKETT
                                            Title: SENIOR EXECUTIVE

$23,768,116                           BANK OF MONTREAL

                                      By: /s/    MICHAEL P. JOYCE
                                         ------------------------------------
                                          Name:  MICHAEL P. JOYCE
                                          Title: DIRECTOR

$62,294,174                           THE BANK OF NEW YORK

                                      By: /s/    RICHARD A. RAFFETTO
                                         ------------------------------------
                                          Name:  RICHARD A. RAFFETTO
                                          Title: ASST. VICE PRESIDENT

$62,294,174                           THE BANK OF NOVA SCOTIA

                                      By: /s/    F.C.H. Ashby
                                         ------------------------------------
                                          Name:  F.C.H. Ashby
                                          Title: Senior Manager Loan Operations

$11,884,058                           THE BANK OF TOKYO, LTD.,
                                        NEW YORK AGENCY

                                      By:
                                         ------------------------------------
                                          Name:
                                          Title:

$4,753,623                              BANQUE ET CAISSE D'EPARGNE
                                          DEL L'ETAT, LUXEMBOURG

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

$7,130,435                              BANQUE NATIONALE DE PARIS
                                          - CHICAGO BRANCH

                                        By: /s/    ARNAUD COLLIN du BOCAGE
                                           ------------------------------------
                                            Name:  ARNAUD COLLIN du BOCAGE
                                            Title: Executive Vice President
                                                     and General Manager

$11,884,058                             BAYERISCHE HYPOTHEKEN-UND WECHSEL -
                                          BANK AKTIENGESSELLSCHAFT, NEW YORK
                                          BRANCH

                                        By: /s/    R.G. Pankuch
                                           ------------------------------------
                                            Name:  R.G. Pankuch
                                            Title: FVP

                                        By: /s/    R. Vogel
                                           ------------------------------------
                                            Name:  R. Vogel
                                            Title: Banking Officer

$23,768,116                             CAISSE NATIONALE DE CREDIT AGRICOLE

                                        By: /s/    KATHERINE L. ABBOTT
                                           ------------------------------------
                                            Name:  KATHERINE L. ABBOTT
                                            Title: FIRST VICE PRESIDENT

$35,652,174                             CANADIAN IMPERIAL BANK OF
                                          COMMERCE

                                        By: /s/    KENT DAVIS
                                           ------------------------------------
                                            Name:  KENT DAVIS
                                            Title: Authorized Signatory

$39,217,391                             CITIBANK, N.A.

                                        By: /s/    SUZANNE E. MACCAGNAN
                                           ------------------------------------
                                            Name:  SUZANNE E. MACCAGNAN
                                            Title: V.P.

$35,652,174                             COMMERZBANK AG, CHICAGO BRANCH

                                        By: /s/    ROGER TODEBUSH
                                           ------------------------------------
                                            Name:  ROGER TODEBUSH
                                            Title: Assistant Cashier

                                        By: /s/    MARK MONSON
                                           ------------------------------------
                                            Name:  MARK MONSON
                                            Title: Vice President

$68,524,391                             CREDIT SUISSE, NEW YORK BRANCH

                                        By: /s/    ROGER W. SAYLOR
                                           ------------------------------------
                                            Name:  ROGER W. SAYLOR
                                            Title: ASSOCIATE

                                        By: /s/    CARL JACKSON
                                           ------------------------------------
                                            Name:  CARL JACKSON
                                            Title: MEMBER OF SENIOR
                                                     MANAGEMENT

$11,884,058                             DEN DANSKE BANK AKTIESELSKAB,
                                          NEW YORK BRANCH

                                        By: /s/    MOGENS SONDERGAARD
                                           ------------------------------------
                                            Name:  MOGENS SONDERGAARD
                                            Title: VICE PRESIDENT

                                        By: /s/    JOHN A. O'NEILL
                                           ------------------------------------
                                            Name:  JOHN A. O'NEILL
                                            Title: VICE PRESIDENT

$23,768,116                             DRESDNER BANK AG CHICAGO BRANCH
                                          AND GRAND CANYON BRANCH

                                        By: /s/    Thomas Nadramia
                                           ------------------------------------
                                            Name:  Thomas Nadramia
                                            Title: Vice President

                                        By: /s/    JOHN W. SWEENEY
                                           ------------------------------------
                                            Name:  JOHN W. SWEENEY
                                            Title: ASSISTANT VICE PRESIDENT

$11,884,058                             FIRST BANK NATIONAL ASSOCIATION

                                        By: /s/    Elliot J. Jaffee
                                           ------------------------------------
                                            Name:  Elliot J. Jaffee
                                            Title: Vice President

$35,652,174                             THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED, CHICAGO BRANCH

                                        By: /s/    Hiroki Yamada
                                           ------------------------------------
                                            Name:  Hiroki Yamada
                                            Title: General Manager

$124,588,348                            INTERNATIONALE NEDERLANDEN (U.S.)
                                          CAPITAL MARKET, INC.

                                        By: /s/    Michael G. Plunkett
                                           ------------------------------------
                                            Name:  Michael G. Plunkett
                                            Title: Vice President

$23,768,116                             J.P. MORGAN DELAWARE

                                        By: /s/    Richard A. Burke
                                           ------------------------------------
                                            Name:  Richard A. Burke
                                            Title: Associate

$23,768,116                             MITSUBISHI BANK, LIMITED, CHICAGO
                                          BRANCH

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:

$11,884,058                             PCN BANK, NATIONAL ASSOCIATION

                                        By: /s/
                                           ------------------------------------
                                            Name:
                                            Title: Vice President

$23,768,116                             THE SANWA BANK, LIMITED, CHICAGO
                                           BRANCH

                                        By: /s/    Seiji Daito
                                           ------------------------------------
                                            Name:  Seiji Daito
                                            Title: Vice President and Manager

$11,884,058                             THE SUMITOMO BANK, LIMITED

                                        By: /s/    HIROYUKI IWAMI
                                           ------------------------------------
                                            Name:  HIROYUKI IWAMI
                                            Title: JOINT GENERAL MANAGER

$4,753,623                              SVENSKA HANDELSBANKEN

                                        By: /s/    Geoffrey Walker
                                           ------------------------------------
                                            Name:  Geoffrey Walker
                                            Title: Senior Vice President

                                        By: /s/    Ralph C. Daloisio
                                           ------------------------------------
                                            Name:  Ralph C. Daloisio
                                            Title: VP

$35,652,174                             THE BANK OF TOKYO-MISUBISHI, LTD.,
                                          CHICAGO BRANCH

                                        By: /s/    Jeffrey R. Arnold
                                           ------------------------------------
                                            Name:  Jeffrey R. Arnold
                                            Title: Vice President

$7,130,435                              UNITED STATES NATIONAL BANK OF
                                        OREGON

                                        By: /s/    Chris J. Karlin
                                           ------------------------------------
                                            Name:  CHRIS J. KARLIN
                                            Title: VICE PRESIDENT

$23,768,116                             WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH
                                          AND CAYMAN ISLANDS BRANCH

                                        By: /s/    Salvatore Battinelli
                                           ------------------------------------
                                            Name:  Salvatore Battinelli
                                            Title: Vice President
                                                   Credit Department

                                        By: /s/    C.D. Rockey
                                           ------------------------------------
                                            Name:  C.D. Rockey
                                            Title: Associate